May 7, 2019

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND

Dreyfus Short-Intermediate Municipal Bond Fund

Supplement to Current Statement of Additional Information

Effective on July 17, 2019, the following information supplements and supersedes any contrary information contained in “How to Buy Shares – Information Regarding the Offering of Share Classes – Class A” in Part II of the fund’s Statement of Additional Information:

Class A

The public offering price for Class A shares of Dreyfus Short-Intermediate Municipal Bond Fund is the net asset value per share of that class, plus a sales load as shown below:

Dreyfus Short-Intermediate Municipal Bond Fund Total Sales Load*—Class A Shares

Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers’ reallowance as a % of offering price
Less than $100,000	2.50	2.56	2.25
$100,000 to less than $250,000	1.50	1.52	1.25
$250,000 or more	-0-	-0-	Up to 1.00

____________________________

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Dreyfus Short-Intermediate Municipal Bond Fund purchased without an initial sales load as part of an investment of $250,000 or more may be assessed at the time of redemption a 1.00% CDSC if redeemed within one year of the date of purchase (or a 0.75% CDSC if redeemed within 18 months of the date of purchase with respect to shares purchased prior to July 17, 2019).  The Distributor may pay Service Agents an up-front commission of up to 1.00% (or 0.75% with respect to shares purchased prior to July 17, 2019) of the net asset value of Class A shares of Dreyfus Short-Intermediate Municipal Bond Fund purchased by their clients as part of a $250,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

107427561v4